Statement of Additional Information
April 30, 1998

SMITH BARNEY
CONCERT ALLOCATION SERIES INC.
SELECT HIGH GROWTH PORTFOLIO
SELECT GROWTH PORTFOLIO
SELECT BALANCED PORTFOLIO
SELECT CONSERVATIVE PORTFOLIO
SELECT INCOME PORTFOLIO

388 Greenwich Street, New York, New York 10013 (800) 451-2010

Smith Barney Concert Allocation Series Inc. (the "Concert Series") currently offers eleven investment portfolios, five of which are offered by this Statement of Additional Information (individually, a "Portfolio" and collectively, the "Select Portfolios"). This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Smith Barney Concert Allocation Series Inc. (the "Concert Series") dated April 30, 1998 for the Select Portfolios, as amended or supplemented from time to time (the "Prospectus"), and should be read in conjunction therewith. Each of the Select Portfolios seeks to achieve its objective by investing in a number of open-end management investment companies or series thereof ("Underlying Smith Barney Funds") for which Smith Barney Inc. ("Smith Barney") now or in the future acts as principal underwriter or for which Mutual Management Corp. ("MMC") (formerly Smith Barney, Smith Barney Mutual Funds Management Inc.), or Smith Barney Strategy Advisers Inc. ("SBSA") now or in the future acts as investment adviser. A Prospectus may be obtained from designated insurance companies offering separate accounts ("Separate Accounts") which fund certain variable annuity and variable life insurance contracts (each a "Contract") or by writing or calling the Concert Series at the address or telephone number listed above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.


TABLE OF CONTENTS

For ease of reference, the same section headings are used in the Prospectus for the Select Portfolios and this Statement of Additional Information, except as shown below:

Caption	Page
Management of the Concert Series 	 2
Investment Objectives and Management Policies 	 4
Purchase of Shares 	 20
Redemption of Shares 	 20
Valuation of Shares 	 21
Performance 	 21
Taxes (See in the Prospectus "Dividends, Distributions and Taxes") 	 22
Voting (See in the Prospectus "Additional Information") 	 24
Additional Information 	 25
Financial Statements	25
Appendix - Ratings of Debt Obligations 	 A-1


MANAGEMENT OF THE CONCERT SERIES

The executive officers of the Concert Series are employees of certain of the organizations that provide services to the Concert Series.
These organizations are the following:

Travelers Investment Adviser, Inc. ("TIA") 	 Investment
Manager
PNC Bank, National Association ("PNC Bank") 	 Custodian
First Data Investor Services Group, Inc. ("First Data")	 Transfer
Agent

These organizations and the functions they perform for the Concert Series are discussed in the Prospectus and in this Statement of Additional Information.

Directors and Executive Officers of the Concert Series

The names of the directors and executive officers of the Concert Series, together with information as to their principal business occupations during the past five years, are shown below. Each director who is an "interested person" of the Concert Series, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

	Walter E. Auch, Director (Age 77). Consultant to companies in the financial services industry; Director of Pimco Advisers L.P.; Brinson Partners; Nicholas-Applegate (each a registered investment adviser); Legend Properties, a real estate management company; Banyan Realty Trust; Banyan Land Fund II; Geotek Communications Inc., an international wireless communications company. His address is 6001 N. 62nd Place, Paradise Valley, Arizona 85253.


	Martin Brody, Director (Age 76). Private Investor; His address is c/o HMK Associates, 30 Columbia Turnpike, Florham Park, N.J.
07932.


	H. John Ellis, Jr., Director (Age 71). Retired. His address is 858 East Crystal Downs Drive, Frankfort, Michigan 49635.

	Stephen E. Kaufman, Director (Age 66). Attorney. His address is 277 Park Avenue, New York, New York 10172.

	Armon E. Kamesar, Director (Age 70). Chairman of the Board of TEC, an international organization of Chief Executive Officers;
Trustee, U.S. Bankruptcy Court. His address is 7328 Country Club
Drive, La Jolla, CA 92037.

	*Heath B. McLendon, Chairman of the Board (Age 64). Managing Director of Smith Barney and Chairman of the Board of Smith Barney Strategy Advisers Inc. and Director and President of MMC and TIA; prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers Inc.; Vice Chairman of Shearson Asset Management,; and a Director of PanAgora Asset Management, Inc. and PanAgora Asset Management Limited. Mr. McLendon serves on the Board of 42 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

	Lewis E. Daidone, Senior Vice President and Treasurer (Age 40). Managing Director of Smith Barney; Director and Senior Vice President of MMC and TIA. Mr. Daidone also serves as Senior Vice President and Treasurer of 42 Smith Barney Mutual Funds. His address is 388
Greenwich Street, New York, New York 10013.

	R. Jay Gerken, Vice President and Investment Officer (Age 47). Managing Director of Smith Barney and portfolio manager of one other investment company of Smith Barney Mutual Funds; prior to July 1993, Managing Director of Shearson Lehman Advisors. His address is 388 Greenwich Street, New York, New York 10013.

	Thomas Stiles, Vice President and Investment Officer (Age *).


	Christina T. Sydor, Secretary (Age 47). Managing Director of Smith Barney; General Counsel and Secretary of MMC and TIA. Ms.
Sydor also serves as Secretary of 42 Smith Barney Mutual Funds. Her address is 388 Greenwich Street, New York, New York 10013.

Each Director also serves as a director, trustee, consultant and/or general partner of certain other mutual funds for which Smith Barney serves as distributor. As of April 3, 1998, the Directors and officers of the Fund, as a group, owned less than 1.00% of the outstanding common stock of the Fund.

No officer, director or employee of MMC, or any of its affiliates will receive any compensation from the Concert Series for serving as an officer or director of the Concert Series. The Concert Series pays each director who is not an officer, director or employee of MMC or any of its affiliates a fee of $5,000 per annum plus $100 per Portfolio per meeting attended and reimburses travel and out-of-pocket expenses.
Upon attainment of age 80 Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they receive 50% of the annual retainer fee and meeting fees otherwise applicable to the Concert Series Directors. All Directors are reimbursed for travel and out-of-pocket expenses incurred in attending such meetings.

The following table shows the compensation paid by Concert Series to each incumbent Director during its first fiscal year:

Compensation Table
		Total
	Pension or	Total	Number
	Retirement Benefits	Compensation	of Funds
	Aggregate	Accrued as Expense	From	Served in
	Name	Compensation	of Concert Series	Fund Complex	Complex
Heath B. McLendon*	None	None	None	42
Walter Auch	$14,950	None	$ 43,400	2
Martin Brody	12,950	None	119,814	19
H. John Ellis	14,950	None	41,200	1
Armon E. Kamesar	14,950	None	43,300	2
Stephen E. Kaufman	14,950	None	91,964	13

* Designates "interested director".

Investment Manager - TIA

TIA acts as investment manager to each Select Portfolio pursuant to separate asset allocation and administration agreements (the "Asset Allocation and Administration Agreements"). TIA is an indirect wholly owned subsidiary of Travelers Group Inc. ("Travelers"). The Asset Allocation and Administration Agreements with respect to each Select Portfolio were approved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Concert Series or TIA (the "Independent Directors"), on September 5, 1996. Pursuant to the Asset Allocation and Administration Agreements, TIA will determine how each Select Portfolio's assets will be invested in the Underlying Smith Barney Funds and in repurchase agreements pursuant to the investment objectives and policies of each Portfolio set forth in the Prospectus and make recommendations to the Board of Directors concerning changes to (a) the Underlying Smith Barney Funds in which the Select Portfolios may invest, (b) the percentage range of assets that may be invested by each Portfolio in any one Underlying Smith Barney Fund and (c) the percentage range of assets of any Portfolio that may be invested in equity funds and fixed income funds (including money market funds). In addition to such services, TIA pays the salaries of all officers and employees who are employed by both it and the Concert Series, maintains office facilities for the Concert Series, furnishes the Concert Series with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Concert Series and each Select Portfolio, prepares reports to each Portfolio's shareholders and prepares tax returns, reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities. MMC provides investment advisory and management services to investment companies affiliated with Smith Barney.

The management fee for each Select Portfolio is calculated at the annual rate of 0.35% of that Portfolio's average daily net assets. Under the Asset Allocation and Administration Agreements, TIA has agreed to bear all expenses incurred in the operation of each Select Portfolio other than the management fee and extraordinary expenses. Such expenses include taxes, interest, brokerage fees and commissions, if any; fees of directors who are not officers, directors, shareholders or employees of Smith Barney or TIA; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services (including allocated telephone and personnel expenses); and costs of preparation and printing of the prospectus for regulatory purposes and for distribution to existing shareholders; cost of shareholders' reports and shareholder meetings and meetings of the officers or Board of Directors of the Concert Series.

For the fiscal period ended January 31, 1998, the management fees for each Select Portfolio were as follows:

Select Portfolio

High Growth	$37,387
Growth		  58,327
Balanced	  62,481
Conservative	  13,941
Income		    5,866

Counsel and Auditors

Willkie Farr & Gallagher serves as legal counsel to the Concert
Series. The Independent Directors of the Concert Series have selected Stroock & Stroock & Lavan LLP as their legal counsel

KPMG Peat Marwick LLP, independent accountants, 345 Park Avenue, New York, New York 10154, have been selected as auditors for the Concert Series for its fiscal year ending January 31, 1999 to examine and report on the Concert Series' financial statements and highlights.


INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The Prospectus discusses the investment objectives of the Select Portfolios and each of the Underlying Smith Barney Funds in which the Select Portfolios may invest, as well as the policies employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Underlying Smith Barney Funds may invest (and repurchase agreements in which the Select Portfolios and/or the Underlying Smith Barney Funds may invest), the investment policies and portfolio strategies the Underlying Smith Barney Funds may utilize and certain risks attendant to such investments, policies and strategies. There can be no assurance that the respective investment objectives of the Select Portfolios or the Underlying Smith Barney Funds will be achieved.

The Articles of Incorporation of the Concert Series permit the Board of Directors to establish additional portfolios of the Concert Series from time to time. The investment objectives, policies and restrictions applicable to additional portfolios would be established by the Board of Directors at the time such portfolios were established and may differ from those set forth in the Prospectus and this Statement of Additional Information.

MONEY MARKET INSTRUMENTS. Each of the Underlying Smith Barney Funds may invest in certain types of money market instruments which may include: U.S. government securities; certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

U.S. GOVERNMENT SECURITIES. U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities include not only direct obligations of the U.S. Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, International Bank for Reconstruction and Development and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"), are mortgage-related securities. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Portfolio or an Underlying Smith Barney Fund will invest in obligations issued by such an instrumentality only if its investment adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio or the Fund, as the case may be.

BANK OBLIGATIONS. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to an Underlying Smith Barney Fund, depending upon the principal amount of certificates of deposit ("CDs") of each held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Underlying Smith Barney Funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

REPURCHASE AGREEMENTS. The Select Portfolios and the Underlying Smith Barney Funds may purchase securities and concurrently enter into repurchase agreements with certain member banks which are the issuers of instruments acceptable for purchase by the Portfolio or the Fund, as the case may be, and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Portfolio's or a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio or Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. To secure an advantageous price or yield, certain of the Underlying Smith Barney Funds may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by a Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, an Underlying Smith Barney Fund will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

U.S. government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and the public's perception of the creditworthiness of the issuers. In general, U.S. government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

In the case of the purchase by an Underlying Smith Barney Fund of securities on a when-issued or delayed-delivery basis, a segregated account in the name of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued or delayed-delivery commitments will be established at the Fund's custodian. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund involved. On the settlement date, a Fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the Fund's payment obligations).

LENDING OF PORTFOLIO SECURITIES. Certain of the Underlying Smith Barney Funds have the ability to lend portfolio securities to brokers, dealers and other financial organizations. A Fund will not lend portfolio securities to Smith Barney unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, an Underlying Smith Barney Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party which is unaffiliated with the Fund and is acting as a "finder."

By lending its securities, an Underlying Smith Barney Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A Fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and
(f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the Fund's trustees or directors, as the case may be, must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by each Underlying Smith Barney Fund's investment adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

OPTIONS ON SECURITIES. Certain of the Underlying Smith Barney Funds may engage in transactions in options on securities, which, depending on the Fund, may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Certain Underlying Smith Barney Funds, however, may engage in option transactions only to hedge against adverse price movements in the securities that it holds or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by an Underlying Smith Barney Fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. An Underlying Smith Barney Fund with option-writing authority may write (a) in-the-money call options when its investment adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its adviser expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as the obligation of an Underlying Smith Barney Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, an Underlying Smith Barney Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") or similar foreign clearing corporation and of the securities exchange on which the option is written.

Certain Underlying Smith Barney Funds may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, "spread" options, "knock-out" options, "knock-in" options and "average rate" or "look-back" options. "Spread" options are dependent upon the difference between the price of two securities or futures contracts, "knock-out" options are canceled if the price of the underlying asset reaches a trigger level prior to expiration, "knock-in" options only have value if the price of the underlying asset reaches a trigger level and, "average rate" or "look-back" options are options where, at expiration, the option's strike price is set based on either the average, maximum or minimum price of the asset over the period of the option.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. Certain Underlying Smith Barney Funds with option-writing authority may write options on U.S. or foreign exchanges and in the over-the-counter market.

An Underlying Smith Barney Fund may realize a profit or loss upon entering into a closing transaction. In cases in which a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the Fund initially paid for the original option plus the related transaction costs.

Although an Underlying Smith Barney Fund generally will purchase or write only those options for which its adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered inadequate certain of the facilities of the Clearing Corporation and U.S. and foreign securities exchanges and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Underlying Smith Barney Funds with authority to engage in options transactions and other clients of their respective advisers and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

In the case of options written by an Underlying Smith Barney Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, an Underlying Smith Barney Fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk because the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. government securities for which an Underlying Smith Barney Fund may write covered call options. If a Fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

STOCK INDEX OPTIONS. Certain of the Underlying Smith Barney Funds may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

Options on stock indexes are similar to options on stock except that
(a) the expiration cycles of stock index options are monthly, while those of stock options currently are quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.
The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to its adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

An Underlying Smith Barney Fund will engage in stock index options transactions only when determined by its adviser to be consistent with the Fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When a Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

MORTGAGE-RELATED SECURITIES. The average maturity of pass-through pools of mortgage related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed up by the full faith and credit of the U.S. Government. GNMA, the principal guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the U.S. Government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the U.S., the stock of which is owned by Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, certain of the Underlying Smith Barney Funds, consistent with their investment objective and policies, may consider making investments in such new types of securities.

CURRENCY TRANSACTIONS. Certain of the Underlying Smith Barney Funds may enter into forward currency exchange transactions. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An Underlying Smith Barney Fund that enters into a forward currency contract may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, a Fund may sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a Fund may purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

Transaction hedging is the purchase or sale of forward currency contracts with respect to a specific receivable or payable of the Fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value at any time of the security or securities held in its portfolio denominated or quoted in or currently convertible (such as through exercise of an option or consummation of a forward currency contract) into that particular currency, except that certain Underlying Smith Barney Funds may utilize forward currency contracts denominated in the European Currency Unit to hedge portfolio security positions when a security or securities are denominated in currencies of member countries in the European Monetary System. If a Fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the Fund cash or readily marketable securities in an amount equal to the value of the Fund's total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in an account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

At or before the maturity of a forward contract, a Fund either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the relevant Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated a Fund may not be able to contract to sell the currency at a price above the devaluation level anticipated.

FOREIGN CURRENCY OPTIONS. Certain Underlying Smith Barney Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

An Underlying Smith Barney Fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a Fund's securities are denominated, for example, will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

FOREIGN GOVERNMENT SECURITIES. Among the foreign government securities in which certain Underlying Smith Barney Funds may invest are those issued by countries with developing economies, which are countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

RATINGS AS INVESTMENT CRITERIA. In general, the ratings of nationally recognized statistical rating organization ("NRSROs") represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used the by Underlying Smith Barney Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of their respective advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this Statement of Additional Information contains further information concerning the rating categories of NRSROs and their significance.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by a Fund, but the Fund's adviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

FUTURES CONTRACTS. The purpose of the acquisition or sale of a futures contract by a Fund is to mitigate the effects of fluctuations in interest rates or currency or market values, depending on the type of contract, on securities or their values without actually buying or selling the securities. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate -- but not totally offset -- the decline in the value of the Fund.

Certain of the Underlying Smith Barney Funds may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. Generally, these investments may be made solely for the purpose of hedging against changes in the value of its portfolio investments due to anticipated changes in interest rates, currency values and/or market conditions when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund and not for purposes of speculation. However, the International Equity Portfolio, the International Balanced Portfolio and the Natural Resources Fund may also enter into futures transactions for non-hedging purposes, subject to applicable law. The ability of the Funds to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

No consideration is paid or received by a Fund upon entering into a futures contract. Initially, a Fund will be required to deposit with its custodian an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to a Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made daily as the price of the securities, currency, index or gold underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of its adviser to predict correctly movements in interest rates, stock or bond indices, the price of gold or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency, index or gold and movements in the price of the investments which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

There is no assurance that an active market will exist for future contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin, and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If a Fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of investments held in its portfolio and rates or currency or market values move in a direction opposite to that which the Fund has anticipated, the Fund will lose part or all of the benefit of the increased value of investments which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell investments to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of investments may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency or market values, as the case may be.

OPTIONS ON FUTURES CONTRACTS. An option on an interest rate or gold futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contracted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying foreign currency futures contract at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund investing in the options.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate, foreign currency and gold futures will be based upon predictions by a Fund's adviser as to anticipated trends in interest rates, currency and gold values, as the case may be, which could be incorrect. Even if the expectations of an adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio investments being hedged.

FOREIGN INVESTMENTS. Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Since certain Underlying Smith Barney Funds will be investing in securities denominated in currencies other than the U.S. dollar, and since certain Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Securities held by an Underlying Smith Barney Fund may not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Certain Underlying Smith Barney Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold.

The interest payable on a Fund's foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deductions for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Fund's income. Additionally, the operating expenses of a Fund can be expected to be higher than that of an investment company investing exclusively in the U.S. securities, since the expenses of the Fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.

FOREIGN COMMODITY EXCHANGES. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless an Underlying Smith Barney Fund trading on a foreign commodity exchange hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

SHORT SALES. Certain of the Underlying Smith Barney Funds may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities that it does not own (but has borrowed) in anticipation of a decline in the market price of the securities.

When a Fund makes a short sale, the proceeds it receives from the sale are retained by a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash, U.S. government securities, equity securities or debt securities of any grade so long as such assets are liquid, unencumbered and marked to market daily. In addition, the Fund will place in a segregated account with its custodian an amount of cash or U.S. government securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) (a) will equal the current market value of the securities sold short and (b) will not be less than the market value of the securities at the time they were sold short.

SHORT SALES AGAINST THE BOX. Certain of the Underlying Smith Barney Funds may enter into a short sale of common stock such that when the short position is open the Fund involved owns an equal amount of preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as "against the box," will be entered into by a Fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date when the Fund delivers the convertible securities to close out its short position. Although prior to delivery a Fund will have to pay an amount equal to any dividends paid on the common stock sold short, the Fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The Fund will deposit, in a segregated account with their custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

SWAP AGREEMENTS. Among the hedging transactions into which certain Underlying Smith Barney Funds may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate floor.

Certain Underlying Smith Barney Funds may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investment adviser and the Fund believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with PNC Bank. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

RESTRICTED SECURITIES. Certain of the Underlying Smith Barney Funds may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on a national securities exchange that are not subject to restrictions on resale. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

REVERSE REPURCHASE AGREEMENTS. Certain Underlying Smith Barney Funds may enter into reverse repurchase agreements with banks or broker-dealers. A reverse repurchase agreement involves the sale of a money market instrument held by an Underlying Smith Barney Fund coupled with an agreement by the Fund to repurchase the instrument at a stated price, date and interest payment. The Fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.

An Underlying Smith Barney Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller. Entry into such agreements requires the creation and maintenance of a segregated account with the Fund's custodian consisting of U.S. government securities, cash, equity securities or debt securities of any grade so long as such assets are liquid, unencumbered and marked to market daily.

LEVERAGING. Certain of the Underlying Smith Barney Funds may from time to time leverage their investments by purchasing securities with borrowed money. A Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, the Fund's asset coverage drops below 300%, the Fund must reduce its outstanding borrowings within three business days so as to restore its asset coverage to the 300% level.

Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Underlying Smith Barney Fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the Fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate a Fund's net investment income in any given period.

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITORY RECEIPTS. Certain of the Underlying Smith Barney Funds may invest in the securities of foreign and domestic issuers in the form of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs, which sometimes are referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and CDRs are designed for use in European securities markets.

CONVERTIBLE SECURITIES. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, such as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar nonconvertible securities.

WARRANTS. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by an Underlying Smith Barney Fund in units or attached to securities may be deemed to be without value.

PREFERRED STOCK. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Investment Restrictions

The Concert Series has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 5 below have been adopted by the Concert Series with respect to each Portfolio as fundamental policies. Under the 1940 Act, a fundamental policy of a Portfolio may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Portfolio. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment restrictions 7 through 15 may be changed by a vote of a majority of the Concert Series' Board of Directors at any time.

The investment policies adopted by the Concert Series prohibit a Portfolio from:

1. Borrowing money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b),the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3 % of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions,.

2. Making loans except that this restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

3. Engaging in the business if underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

4. Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds' investment objective and policies); or (d) investing in real estate investment trust securities.

5. Issuing "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

6. Purchasing securities on margin.

7. Making short sales of securities or maintaining a short position.

8. Pledging, hypothecating, mortgaging or otherwise encumbering more than 33-1/3% of the value of a Portfolio's total assets.

9. Investing in oil, gas or other mineral exploration or development programs.

10. Writing or selling puts, calls, straddles, spreads or combinations thereof.

11. Purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable.

12. Purchasing any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years (except for Underlying Smith Barney Funds).

13. Making investments for the purpose of exercising control or management.

14. Purchasing or retaining securities of any company if, to the knowledge of the Concert Series, any officer or director of the Concert Series or TIA individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of such securities.

The Concert Series may make commitments more restrictive than the restrictions listed above with respect to a Portfolio so as to permit the sale of shares of the Portfolio in certain states. Should the Concert Series determine that any such commitment is no longer in the best interests of the Portfolio and its shareholders, the Concert Series will revoke the commitment by terminating the sale of shares of the Portfolio in the relevant state. The percentage limitations contained in the restrictions listed above (other than with respect to (1) above) apply at the time of purchases of securities.

Notwithstanding the foregoing investment restrictions, the Underlying Smith Barney Funds in which the Portfolios invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby permitting a Portfolio to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an Underlying Smith Barney Fund are located in its Statement of Additional Information.

Under Rule 12d(1)(G) of the 1940 Act, each Select Portfolio may invest substantially all of its assets in the Underlying Smith Barney Funds.

Because of their investment objectives and policies, the Select Portfolios will each concentrate more than 25% of their assets in the mutual fund industry. In accordance with the Select Portfolios' investment programs set forth in the Prospectus, each of the Portfolios may invest more than 25% of its assets in certain Underlying Smith Barney Funds. However, each of the Underlying Smith Barney Funds in which each Fund will invest (other than the Smith Barney Utilities Fund) will not concentrate more than 25% of its total assets in any one industry. The Smith Barney Utilities Fund will invest at least 65% of its assets in securities of companies in the utility industries.

Portfolio Turnover

Each Portfolio's turnover rate is not expected to exceed 25% annually. A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares, (b) change the percentages of its assets invested in each of the Underlying Smith Barney Funds in response to market conditions, and (c) maintain or modify the allocation of its assets between equity and fixed income funds and among the Underlying Smith Barney Funds within the percentage limits described in the Prospectus.

The turnover rates of the Underlying Smith Barney Funds have ranged from 1% to 367% during their most recent fiscal years. There can be no assurance that the turnover rates of these funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher expenses being incurred by the Underlying Smith Barney Funds.

PURCHASE OF SHARES

The Concert Series offers its shares of capital stock on a continuous basis. Shares can only be acquired by buying a Contract from a life insurance company designated by Concert Series and directing the allocation of part or all of the net purchase payment to one or more of five subaccounts (the "Subaccounts"), each of which invests in a Select Portfolio as permitted under the Contract prospectus. Investors should read this Statement of Additional Information and the Fund's Prospectus for the Select Portfolios dated April 30, 1998 along with the Contract prospectus.





Sales Charges and Surrender Charges

The Concert Series does not assess any sales charge, either when it sells or when it redeems shares of a Portfolio. Surrender charges may be assessed under the Contract, as described in the Contract prospectus. Mortality and expense risk fees and other charges are also described in that prospectus.


REDEMPTION OF SHARES

The Concert Series will redeem any shares of the Select Portfolios presented by the Subaccounts, its sole shareholders, for redemption. The Subaccounts' policy on when or whether to buy or redeem Portfolio shares is described in the Contract prospectus.

Payment upon redemption of shares of a Portfolio is normally made within three days of receipt of such request. The right of redemption of shares of a Portfolio may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. ("NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Portfolio customarily utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Portfolio's investments or determination of its net asset value not reasonably practicable, or (c) for such other periods as the SEC by order may permit for the protection of the Portfolio's shareholders.

Should the redemption of shares of a Portfolio be suspended or postponed, the Concert Series' Board of Directors may make a deduction from the value of the assets of the Portfolio to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all owners of the Contract.


VALUATION OF SHARES

The net asset value of each Portfolio's Classes of Shares will be determined on any day that the NYSE is open. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The following is a description of the procedures used by each Select Portfolio in valuing its assets.

The value of each Underlying Smith Barney Fund will be its net asset value at the time of computation. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Concert Series' Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the effect of fluctuating interest rates on the market value of the instrument.


PERFORMANCE

From time to time, the Concert Series may quote a Portfolio's yield or total return in advertisements or in reports and other communications to shareholders. The Concert Series may include comparative performance information in advertising or marketing the Portfolio's shares. Such performance information may include data from the following industry and financial publications: BARRON'S, BUSINESS WEEK, CDA INVESTMENT TECHNOLOGIES, INC., CHANGING TIMES, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, INVESTORS BUSINESS DAILY, MONEY, MORNINGSTAR MUTUAL FUND VALUES, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL.

Yield

A Portfolio's 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows: YIELD = 2[( [(a-b/(c*d))/1] + 1)6 - 1], where:

	a =	dividends and interest earned during the period.
	b =	expenses accrued for the period (net of reimbursement).
	c =	the average daily number of shares outstanding during the
period that were entitled to receive dividends.
	d =	the maximum offering price per share on the last day of
the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Investors should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

"Average annual total return" figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P(1+T)/n = ERV, where:

	P  = 	a hypothetical initial payment of $1,000.
	T  =	average annual total return.
	n  = 	number of years.
	ERV  = 	Ending Redeemable Value of a hypothetical $1,000
investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

	Each Select Portfolio's average annual total return with respect to its Shares for the one-year period, five-year period, if any, and for the life of the Portfolio ended January 31, 1998 is as follows:


	One Year	Five Years	Life	Inception Date

High Growth 	N/A	N/A	10.60%	2/5/97

Growth	N/A	N/A	12.80	2/5/97

Balanced	N/A	N/A	12.80	2/5/97

Conservative	N/A	N/A	13.80	2/5/97

Income	N/A	N/A	12.90	2/5/97


TAXES

The following is a summary of certain Federal income tax considerations that may affect the Concert Series and its shareholders. The summary is not intended as a substitute for individual tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any Portfolio of the Concert Series .

Tax Status of the Portfolios

Each Portfolio will be treated as a separate taxable entity for Federal income tax purposes.

Each Portfolio intends to qualify separately each year as a "regulated investment company" under the Code. A qualified Portfolio will not be liable for Federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that each Portfolio distributes at least 90% of its net investment income.

Each Portfolio intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Portfolio as taxable income.

Distributions of an Underlying Smith Barney Fund's investment company taxable income are taxable as ordinary income to a Portfolio which invests in the Fund. Distributions of the excess of an Underlying Smith Barney Fund's net long-term capital gain over its net short-term capital loss, which are properly designated as "capital gain dividends," are taxable as long-term capital gain to a Portfolio which invests in the Fund, regardless of how long the Portfolio held the Fund's shares, and are not eligible for the corporate dividends-received deduction. Upon the sale or other disposition by a Portfolio of shares of any Underlying Smith Barney Fund, the Portfolio generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Portfolio's holding period for the shares.


Tax Treatment of Shareholders

The Concert Series has been informed that certain of the life insurance companies offering Contracts intend to qualify each of the Subaccounts as a "segregated asset account" within the meaning of the Code. For a Subaccount to quality as a segregated asset account, the Select Portfolio in which such Subaccount holds shares must meet the diversification requirements of Section 817(h) of the Code and the regulations promulgated thereunder. To meet those requirements, a Select Portfolio may not invest more than certain specified percentages of its assets in the securities of any one, two, three or four issuers. However, certain increases are made to the percentage limitations to the extent of investments in United States Treasury obligations. For these purposes, all obligations of the United States Treasury and each instrumentality are treated as securities of separate issuers.

Income on assets of a Subaccount qualified as a segregated asset account whose underlying investments are adequately diversified will not be taxable to Contract owners. However, in the event a Subaccount is not so qualified, all annuities allocating any amount of premiums to such Subaccount will not qualify as annuities for federal income tax purposes and the holders of such annuities would be taxed on any income on the annuities during the period of disqualification.

The Concert Series has undertaken to meet the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular Select Portfolio to make certain otherwise permitted investments.




Taxation of the Underlying Smith Barney Funds

Each Underlying Smith Barney Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Smith Barney Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Underlying Smith Barney Fund generally will not pay any federal income or excise tax.

If more than 50% in value of an Underlying Smith Barney Fund's assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Underlying Smith Barney Fund may elect to treat certain foreign taxes paid by it as paid by its shareholders. The shareholders would then be required to include their proportionate share of the electing Fund's foreign income and related foreign taxes in income even if the shareholder does not receive the amount representing foreign taxes. Shareholders itemizing deductions could then deduct the foreign taxes, or, whether or not deductions are itemized but subject to certain limitations, claim a direct dollar for dollar tax credit against their U.S. federal income tax liability attributable to foreign income. In many cases, a foreign tax credit will be more advantageous than a deduction for foreign taxes. Each of the Portfolios may invest in some Underlying Smith Barney Funds that expect to be eligible to make the above-described election. While a Portfolio will be able to deduct the foreign taxes that it will be treated as receiving if the election is made, the Portfolio will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the Portfolio will not have an option of claiming a foreign tax credit for foreign taxes paid by the Underlying Smith Barney Funds, while persons who invest directly in such Underlying Smith Barney Funds may have that option.

General

The foregoing discussion related only to Federal income tax law as applicable to U.S. citizens. Distributions by the Portfolio also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state, local and foreign taxation.


VOTING

Voting Rights

The Concert Series offers shares of the Select High Growth, Select Growth, Select Balanced, Select Conservative and Select Income Portfolios only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of these Portfolios, and under the 1940 Act, is deemed to be in control of these Portfolios. Nevertheless, with respect to any Concert Series shareholder meeting, an insurance company will solicit and accept timely voting instruction from its contract owners who own units in a separate account investment division which corresponds to shares in the Select Portfolios in accordance with the procedures set forth in the accompanying prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the Concert Series attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and is entitled to such dividends and distributions out of the net income of that Portfolio as are declared in the discretion of the Directors. Shareowners are entitled to one vote for each share held and will vote by individual Portfolio except to the extent required by the 1940 Act. The Concert Series is not required to hold annual shareowner meetings, although special meetings may be called for the Concert Series as a whole, or a specific Portfolio, for purposes such as electing or removing Directors, changing fundamental policies or approving a management contract. Shareowners may cause a meeting of shareowners to be held upon a vote of 10% of the Fund's outstanding shares for the purposes of voting on the removal of Directors.

As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Concert Series (or the affected Portfolio) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Concert Series (or the affected Portfolio are represented at the meeting in person or by proxy. A Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical or that the matter does not affect any interest of the Portfolio. The approval of a management agreement, a distribution agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a "vote of a majority of the outstanding voting securities" of the Portfolio affected by the matter; however, the ratification of independent accountants and the election of directors are not subject to separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Concert Series shares voting without regard to Portfolio.



ADDITIONAL INFORMATION

The Concert Series was incorporated in Maryland on August 11, 1995.

Portfolio securities and cash owned by the Concert Series are held in the custody of PNC Bank, National Association, 17th and Chestnut
Streets, Philadelphia, Pennsylvania 19103.

In the event of the liquidation or dissolution of the Concert Series, shareholders of a Portfolio are entitled to receive the assets belonging to that Portfolio that are available for distribution and a proportionate distribution, based upon the relative net assets of the respective Portfolios, of any general assets not belonging to any particular Portfolio that are available for distribution.

FINANCIAL STATEMENTS

The Concert Series' Annual Report for the fiscal year ended January 31, 1998 is incorporated herein by reference in its entirety.



APPENDIX - RATINGS OF DEBT OBLIGATIONS

BOND (AND NOTE) RATINGS

Moody's Investors Services, Inc. ("Moody's")

Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated "C" are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con (..) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or
(d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group ("S&P")

AAA - Debt rated "AAA" has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L - The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the FDIC.

+ Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

"NR" Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS

Moody's

Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


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